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                                                                    EXHIBIT 32.1

                     SARBANES-OXLEY ACT OF 2002, SECTION 906
          CERTIFICATION OF CHIEF EXECUTIVE AND CHIEF FINANCIAL OFFICERS

                           PART II. OTHER INFORMATION
                                    FORM 10-Q
                       CERTIFICATION OF FINANCIAL RESULTS

We, Norman L. Lowery, Vice Chairman and CEO, and Michael A. Carty, Chief Financial Officer, of First Financial Corporation, hereby individually certify the following:

o This Form 10-Q fully complies with the requirements of Sections 13(a) or 15(d) of the Securities Exchange Act of 1934, and,

o The information contained in the report fairly presents, in all material respects, the financial position and results of operations of First Financial Corporation as of and for the periods presented.

August 8, 2003                  By  /s/ NORMAN L. LOWERY
                                   -------------------------------------
                                   Norman L. Lowery Vice Chairman, & CEO

August 8, 2003                  By  /s/ MICHAEL A. CARTY
                                   -------------------------------------
                                   Michael A. Carty, Treasurer & CFO

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